                                                                  Exhibit 99
                       BOATMEN'S NATIONAL BANK OF ST. LOUIS
            MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                       APRIL 1, 1997 THROUGH APRIL 30, 1997

A. ORIGINAL DEAL PARAMETER INPUTS
   ------------------------------
(A) Total Portfolio Balance			                              			$290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage		                              				28.44%
    (ii)  Class A-1 Notes Balance				                         		$82,654,904.00
    (iii) Class A-1 Notes Rate				                                   		5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage			                              			41.29%
    (ii)  Class A-2 Notes Balance			                        			$120,000,000.00
    (iii) Class A-2 Notes Rate                                     						6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage			                              			26.27%
    (ii)  Class A-3 Notes Balance				                         		$76,343,707.00
    (iii) Class A-3 Notes Rate				                                     		6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage			                          			4.00%
    (ii)  Class B Certificates Balance			                    			$11,624,943.00
    (iii) Class B Certificates Rate					                                	7.05%
(F) Servicing Fee Rate			                                             			1.00%
(G) Weighted Average Coupon (WAC)			                                  			9.53%
(H) Weighted Average Original Maturity (WAOM)						               56.22 months
(I) Weighted Average Remaining Maturity (WAM)					               	49.45	months
(J) Number of Receivables                                         						24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage					               	2.00%
    (ii)  Reserve Account Initial Deposit					                  	$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c)
          if 1.25% loss and delinq triggers hit -
          otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance					                      	2.00%
          (b) Percent of Remaining Pool Balance			                    			3.25%
          (c) Trigger Percent of Remaining Pool Balance					            	6.00%


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
   ---------------------------------------------
(A) Total Portfolio Balance				                              		$202,336,042.80
(B) Total Note and Certificate Pool Factor				                     		0.6962135
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance				                                   		$0.00
    (ii) Class A-1 Notes Pool Factor				                           		0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                         						$114,367,392.80
    (ii) Class A-2 Notes Pool Factor					                           	0.9530616
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                          						$76,343,707.00
    (ii) Class A-3 Notes Pool Factor				                           		1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                     						$11,624,943.00
    (ii) Class B Certificates Pool Factor					                      	1.0000000
(G) Reserve Account Balance						                                $6,890,517.48
(H) Cumulative Net Losses for All Prior Periods					            	$1,931,913.39
(I) Net Loss Ratio for Second Preceding Period				                     		0.85%
(J) Net Loss Ratio for Preceding Period		                           				-0.37%
(K) Delinquency Ratio for Second Preceding Period				                  		0.74%
(L) Delinquency Ratio for Preceding Period				                         		0.61%
(M) Weighted Average Coupon (WAC)				                                  		9.51%
(N) Weighted Average Remaining Maturity (WAM)			               			41.64	months
(O) Number of Receivables						                                         20,674


C. INPUTS FROM THE MAINFRAME
   -------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections				                            		$9,231,540.84
    (ii)  Not Used				                                                  		0.00
    (iii) Repurchased Loan Proceeds Related to Principal					            	0.00
    (iv) Other Refunds Related to Principal		                         				0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections		                              				1,488,072.49
    (ii)  Repurchased Loan Proceeds Related to Interest		             				0.00
(C) Weighted Average Coupon (WAC)			                                  			9.51%
(D) Weighted Average Remaining Maturity (WAM)			               			40.82	months
(E) Remaining Number of Receivables		                               				20,121
(F) Delinquent Receivables
                                          			Dollar Amount     		#  Units
    (i)  30-59 Days Delinquent				           --------------------------------
                                               4,754,957 	2.47%   	435 		2.16%
    (ii)  60-89 Days Delinquent			              	762,542 	0.40%    	75  	0.37%
    (iii) 90 Days or More Delinquent			         	468,034 	0.24%    	44 		0.22%
(G) Repossessions
                                         				Dollar Amount     		#  Units
                                            ----------------------------------
                                             				709,287 	0.37%	    58 		0.29%


D. INPUTS DERIVED FROM OTHER SOURCES
   ---------------------------------
(A) Reserve Account Investment Income 	                        					$32,723.58
(B) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period		                          				238,444.31
(C) Liquidated Receivables Information
    (i)   Not Used				                                                  		0.00
    (ii)  Not Used			                                                  			0.00
    (iii) Recoveries on Previously Liquidated Contracts					        	13,875.20
(D) Aggregate Net Losses for Collection Period					                	224,569.11
(E) Actual Number of Days in Interest Period		                       				30.00


I. COLLECTIONS
   -----------
Interest:
(A) Interest Collections			                                   			$1,488,072.49
(B) Not Used		                                                        				0.00
(C) Repurchased Loan Proceeds Related to Interest					                   	0.00
(D) Recoveries from Prior Month Charge Offs			                    			13,875.20
(E) Investment Earnings from the Reserve Account					               	32,723.58
(F) Total Interest Collections			                              			1,534,671.27

Principal:
(G) Principal Payments Received						                            $9,231,540.84
(H) Not Used		                                                        				0.00
(I) Repurchased Loan Proceeds Related to Principal					                  	0.00
(J) Other Refunds Related to Principal				                              		0.00
(K) Total Principal Collections			                             			9,231,540.84

(L) Total Collections				                                     		$10,766,212.11


II. DISTRIBUTIONS
    -------------                                        								Per $1,000 of
                                                     					 			Original Balance
                                                              ----------------
(A) Total Interest Collections					         	$1,534,671.27
(B) Servicing Fee 				                       		$168,613.37 	             	0.58

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                             -----------------
    (i)   Class A-1 Notes Monthly Interest Due					 	$0.00 	                	0
    (ii)  Class A-1 Notes Monthly Interest Paid
              (after reserve fund draw)		         				0.00                 		0
    (iii)  Class A-1 Notes Monthly Interest Shortfall -------------------------
                 (after reserve fund draw)	    	 				$0.00                 		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due	$605,194.12       		5.043284335
    (ii)  Class A-2 Notes Monthly Interest Paid
                (after reserve fund draw)		 				605,194.12       		5.043284335
                                               -------------------------------
    (iii)  Class A-2 Notes Monthly Interest
           Shortfall (after reserve fund draw)	 					$0.00                 		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due	$429,433.35 	            	5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
               (after reserve fund draw)		  				429,433.35 	            	5.625
                                               -------------------------------
    (iii)  Class A-3 Notes Monthly Interest
           Shortfall (after reserve fund draw)	 					$0.00                 		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly
                 Interest Due                			$68,296.54             		5.875
    (ii)  Class B Certificates Monthly Interest
            Paid (after reserve fund draw)	 					68,296.54             		5.875
                                               --------------------------------
 (iii)  Class B Certificates Monthly Interest
           Shortfall (after reserve fund draw) 						$0.00 	                	0
(G) Total Note and Certificate Interest Paid
           (after reserve fund draw)		   				$1,102,924.01
(H) Excess Interest				                      		$263,133.89

Principal
(I) Total Principal Collections			                  			$9,231,540.84
(J) Draw on Reserve Fund for realized losses 					       	238,444.31
                                                       -------------
(K) Total Amount Available for Principal Distribution		$9,469,985.15
                                                               		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                             ----------------
    (i)   Class A-1 Notes Monthly Principal Due					 	0.00                 		0
    (ii)  Class A-1 Notes Monthly Principal Paid
               (after reserve fund draw)		        				0.00                 		0
                                                  ----------------------------
    (iii)  Class A-1 Notes Monthly Principal
          Shortfall (after reserve fund draw)   						0.00                 		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due	9,469,985.15 	    	78.91654292
    (ii)  Class A-2 Notes Monthly Principal
           Paid (after reserve fund draw)		  			9,469,985.15 		    78.91654292
                                              --------------------------------
    (iii)  Class A-2 Notes Monthly Principal
           Shortfall (after reserve fund draw)    				0.00                 		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due 						0.00                 		0
    (ii)  Class A-3 Notes Monthly Principal Paid
               (after reserve fund draw)		        				0.00 	                	0
                                                    ---------------------------
    (iii)  Class A-3 Notes Monthly Principal
          Shortfall (after reserve fund draw)   						0.00                 		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due		0.00                 		0
    (ii)  Class B Certificates Monthly Principal Paid
               (after reserve fund draw)	        					0.00                 		0
                                                     --------------------------
    (iii)  Class B Certificates Monthly Principal
            Shortfall (after reserve fund draw) 						0.00                 		0
(P) Total Note and Certificate Principal Paid					               	9,469,985.15
(Q) Total Distributions					                                    	10,741,522.53
(R) Excess Servicing Releases from Reserve Account to Servicer						339,285.67
(S) Amount of Draw from Reserve Account			                       			238,444.31
(T) Draw from Reserve Account plus Total Available Amount					  	11,004,656.42


III. POOL BALANCES AND PORTFOLIO INFORMATION
     ---------------------------------------
                                          				Beginning           		End
                                          				of Period        		of Period
                                           ----------------------------------
(A) Balances and Principal Factors
    (i)   Total Portfolio Balance		      		$202,336,042.80   		$192,866,057.65
    (ii)  Total Note and Certificate
                 Pool Factor	                   	0.6962135         		0.6636284
    (iii) Class A-1 Notes Balance		                 		0.00              		0.00
    (iv)  Class A-1 Notes Pool Factor		        		0.0000000         		0.0000000
    (v)    Class A-2 Notes Balance			      	114,367,392.80     	104,897,407.65
    (vi)   Class A-2 Notes Pool Factor		       		0.9530616         		0.8741451
    (vii)  Class A-3 Notes Balance			       	76,343,707.00     		76,343,707.00
    (viii) Class A-3 Notes Pool Factor			       	1.0000000        	 	1.0000000
    (ix)   Class B Certificates Balance		  		11,624,943.00     		11,624,943.00
    (x)    Class B Certificate Pool Factor	   			1.0000000 	        	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)	          			9.51%	             	9.51%
    (ii)  Weighted Average Remaining
                 Maturity (WAM)           				41.64	months	       40.82 months
    (iii) Remaining Number of Receivables			       	20,674 	           	20,121
    (iv)  Portfolio Receivable Balance			 	$202,336,042.80 	  	$192,866,057.65


IV. RECONCILIATION OF RESERVE ACCOUNT
    ----------------------------------
(A) Beginning Reserve Account Balance							                    	$6,890,517.48
(B) Draw for Realized losses					                                			238,444.31
(C) Draw for Servicing Fee				                                        				0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								238,444.31
(I) Excess Interest						                                         		263,133.89
(J) Reserve Account Balance Prior to Release							              	6,915,207.06

(K) Reserve Account Required Amount							                       	6,575,921.39

(L) Final Reserve Account Required Amount							                 	6,575,921.39

(M) Reserve Account Release to Servicer							                     	339,285.67

(N) Ending Reserve Account Balance							                        	6,575,921.39


V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
   -----------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
            Recoveries for Collection Period               								$238,444.31
(B) Liquidated Contracts
    (i)   Not Used							                                                	0.00
    (ii)  Not Used					                                                			0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			13,875.20
(C) Aggregate Net Losses for Collection Period							              	224,569.11
(D) Net Loss Ratio for Collection Period (annualized)						            		1.36%
(E) Cumulative Net Losses for all Periods							                 	2,156,482.50
(F) Delinquent Receivables								     				Dollar Amount     	  	# Units
                                           -----------------------------------
    (i)  30-59 Days Delinquent			           	4,754,957 	2.47%     	435  	2.16%
    (ii)  60-89 Days Delinquent			            	762,542 	0.40%      	75 		0.37%
    (iii) 90 Days or More Delinquent			       	468,034 	0.24%      	44 		0.22%

(G) Repossessions
                                       				Dollar Amount       		# Units
                                          ------------------------------------
                                           				709,287 	0.37%      	58 		0.29%


VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
    -------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period							                       	0.85%
    (ii) Preceding Collection Period							                            	-0.37%
    (iii) Current Collection Period					                              			1.36%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.62%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More
             to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.74%
    (ii) Preceding Collection Period						                             		0.61%
    (iii) Current Collection Period					                              			0.64%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.66%

(C) Loss and Delinquency Trigger Indicator							         	Trigger was not hit



The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.


/s/ Carolyn F. Geiger		    			/s/ Leslie J. Fitzpatrick
---------------------		       --------------------------
Carolyn F. Geiger		        			Leslie J. Fitzpatrick
Vice President 				          	Senior Vice President
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